UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10067

Eaton Vance Variable Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

VT Floating-Rate Income Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

VT Floating-Rate Income Fund

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended December 31, 2020, was dominated by the outbreak of the novel coronavirus, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity around the globe.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investors’ nerves across capital markets. Loan prices, however, remained firm through January and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic in the U.S., a global sell-off unfolded across both equity and credit markets, including the senior loan market.

March was the worst month of the period for the loan asset class, and the second-worst month in the loan market’s history. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returned –12.37% against the backdrop of a global slide in capital markets amid a “flight to safety” by investors. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed for the period at $76.23 on March 23.

Beginning the last week of March, however, credit markets, including senior loans, turned a corner as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve cut its benchmark federal funds rate to 0.00%-0.25% and announced a spectrum of support measures to help credit markets worldwide. In response, the loan market began a rally that continued through the end of the period. In the closing months of the period, the easing of political uncertainties with the election of Joe Biden as president, coupled with the emergency approval and initial rollout of two COVID-19 vaccines, added further fuel to the rally.

Technical factors were also a tailwind for loans as demand outpaced supply for most of the period. Contributing factors included an increase in institutional demand for structured loan products and eight months of easing retail fund redemptions from April through November. This culminated in a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. By period-end, the average price of loans had risen to $96.19 — a dramatic increase from its March low and just shy of its $96.72 level at the start of 2020.

For the period as a whole, BBB rated loans within the Index returned 1.37%, while BB rated loans returned 0.75%, B rated loans returned 3.80%, CCC rated loans returned 4.35%, D rated (defaulted) loans returned –31.71%, and the Index overall returned 3.12%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.39% at the beginning of the period to 3.83% at period-end — nearly one percentage point above the long-term average.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance VT Floating-Rate Income Fund (the Fund) returned 2.00% for Initial Class shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 3.12%. The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures relative to the Index to lower credit quality segments of the market — positioning that may help the Fund experience limited credit losses over the long run, but may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

During the period, the Fund’s underweight exposure to lower quality CCC rated loans and second lien loans, which generally outperformed the broader Index, detracted from Fund performance versus the Index.

The Fund’s cash position also detracted from performance versus the Index. While holding cash benefited performance versus the Index when loan prices were falling in February and March 2020, it detracted from relative results when loan prices rose for much of the rest of the period, and the overall effect of the Fund’s cash position was negative. The Index does not include cash. Loan selection in the oil and gas and the retailers (ex-food and drug) industries detracted from Fund performance relative to the Index as well.

In contrast, an overweight position and loan selections in the drugs industry — which benefited from the search for COVID-19 vaccines and treatments — and an underweight position in the air transport industry — which was hit hard by falling demand during the pandemic — contributed to Fund performance versus the Index. Loan selections in the leisure goods/activities/movies and the business equipment and services industries helped relative performance as well during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Jeffrey R. Hesselbein, CFA and Michael J. Turgel, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Initial Class at NAV	05/02/2001	05/02/2001	2.00%	4.22%	3.42%
ADV Class at NAV	04/15/2014	05/02/2001	2.26	4.48	3.59
Institutional Class at NAV	05/02/2016	05/02/2001	2.64	4.74	3.72

S&P/LSTA Leveraged Loan Index	—	—	3.12%	5.23%	4.32%

% Total Annual Operating Expense Ratios[4]			Initial Class	ADV Class	Institutional Class

			1.19%	0.94%	0.67%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Initial Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

ADV Class	$10,000	12/31/2010	$14,232	N.A.
Institutional Class	$10,000	12/31/2010	$14,411	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Fund Profile

Top 10 Issuers (% of total investments)5

Virgin Media SFA Finance Limited	1.4%

TransDigm, Inc.	1.2

Ziggo B.V.	1.2

Hyland Software, Inc.	1.0

Informatica, LLC	1.0

CenturyLink, Inc.	0.9

Serta Simmons Bedding, LLC	0.9

Ultimate Software Group, Inc. (The)	0.9

UPC Broadband Holding B.V.	0.9

JBS USA Lux S.A.	0.9

Total	10.3%

Credit Quality (% of bonds and loans)6

Top 10 Sectors (% of total investments)5

Electronics/Electrical	19.1%

Business Equipment and Services	9.2

Health Care	7.3

Telecommunications	4.3

Cable and Satellite Television	4.1

Industrial Equipment	4.0

Drugs	3.9

Chemicals and Plastics	3.9

Insurance	3.8

Radio and Television	3.6

Total	63.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of ADV Class is linked to Initial Class and the performance of Institutional Class is linked to ADV Class. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.
[6]

For purposes of the Fund’s rating restrictions, ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Fund Expenses

Example: As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Initial Class	$1,000.00	$1,063.70	$6.07	1.17%
ADV Class	$1,000.00	$1,065.00	$4.78	0.92%
Institutional Class	$1,000.00	$1,067.00	$3.33	0.64%

Hypothetical
(5% return per year before expenses)
Initial Class	$1,000.00	$1,019.30	$5.94	1.17%
ADV Class	$1,000.00	$1,020.50	$4.67	0.92%
Institutional Class	$1,000.00	$1,021.90	$3.25	0.64%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.

6

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 1.1%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(1)(2)(3)	24	$351,089

		$351,089

Automotive — 0.0%(4)

Dayco Products, LLC(2)(3)	15,250	$83,875

		$83,875

Business Equipment and Services — 0.0%(4)

Crossmark Holdings, Inc.(2)(3)	3,059	$175,892

		$175,892

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(2)(3)	30,229	$370,305

		$370,305

Containers and Glass Products — 0.0%(4)

LG Newco Holdco, Inc.(2)(3)	33,758	$84,395

		$84,395

Electronics / Electrical — 0.4%

Answers Corp.(1)(2)(3)	20,672	$11,990

Software Luxembourg Holding S.A.(2)(3)	10,695	1,818,150

		$1,830,140

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(2)(3)	58,449	$781,755

		$781,755

Nonferrous Metals / Minerals — 0.0%(4)

ACNR Holdings, Inc., Class A(2)(3)	2,056	$14,392

		$14,392

Oil and Gas — 0.1%

AFG Holdings, Inc.(1)(2)(3)	17,136	$318,558

Fieldwood Energy, Inc.(2)(3)	5,122	512

McDermott International, Ltd.(2)(3)	103,251	83,633

RDV Resources, Inc., Class A(1)(2)(3)	10,680	0

Samson Resources II, LLC, Class A(1)(2)(3)	33,971	220,812

Sunrise Oil & Gas, Inc., Class A(2)(3)	7,468	2,241

		$625,756

Security	Shares	Value

Publishing — 0.1%

ION Media Networks, Inc.(1)(2)(3)	399	$264,988

		$264,988

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(2)(3)	19,512	$32,195

Cumulus Media, Inc., Class A(2)(3)	24,069	209,882

iHeartMedia, Inc., Class A(2)(3)	8,298	107,708

		$349,785

Retailers (Except Food and Drug) — 0.0%(4)

David’s Bridal, LLC(1)(2)(3)	17,912	$123,414

Phillips Pet Holding Corp.(1)(2)(3)	285	122,912

		$246,326

Utilities — 0.1%

Longview Intermediate Holdings, LLC, Class A(1)(2)(3)	36,023	$290,706

		$290,706

Total Common Stocks (identified cost $6,277,085)		$5,469,404

Corporate Bonds & Notes — 5.1%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc.

5.50%, 1/15/25(5)	$250	$264,038

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd.

8.00%, 9/20/25(5)	225	253,125

		$517,163

Air Transport — 0.2%

Delta Air Lines, Inc./SkyMiles IP, Ltd.

4.50%, 10/20/25(5)	$550	$588,062

4.75%, 10/20/28(5)	550	600,778

		$1,188,840

Automotive — 0.1%

Clarios Global, L.P.

6.75%, 5/15/25(5)	$200	$215,814

6.25%, 5/15/26(5)	325	348,969

		$564,783

7	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(5)	$250	$259,173

Cushman & Wakefield U.S. Borrower, LLC

6.75%, 5/15/28(5)	300	331,687

		$590,860

Business Equipment and Services — 0.5%

Allied Universal Holdco, LLC

6.625%, 7/15/26(5)	$575	$613,841

Garda World Security Corp.

4.625%, 2/15/27(5)	700	708,750

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(5)	575	614,531

Sabre GLBL, Inc.

9.25%, 4/15/25(5)	225	268,031

7.375%, 9/1/25(5)	175	190,138

		$2,395,291

Cable and Satellite Television — 0.8%

Altice France S.A.

7.375%, 5/1/26(5)	$1,000	$1,053,750

5.50%, 1/15/28(5)	400	418,704

5.125%, 1/15/29(5)	100	103,687

Ziggo B.V.

5.50%, 1/15/27(5)	2,248	2,350,498

		$3,926,639

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.125%, 7/15/23(5)	$76	$76,973

4.00%, 10/15/27(5)	450	461,812

		$538,785

Cosmetics / Toiletries — 0.0%(4)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.

5.00%, 12/31/26(5)	$100	$104,500

		$104,500

Diversified Financial Services — 0.1%

AG Issuer, LLC

6.25%, 3/1/28(5)	$350	$354,813

		$354,813

Security	Principal Amount (000’s omitted)	Value

Drugs — 0.3%

Bausch Health Companies, Inc.

7.00%, 3/15/24(5)	$925	$952,519

5.50%, 11/1/25(5)	575	596,442

		$1,548,961

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc.

4.25%, 6/1/25(5)	$475	$493,703

		$493,703

Electronics / Electrical — 0.6%

CommScope, Inc.

6.00%, 3/1/26(5)	$2,000	$2,109,830

LogMeIn, Inc.

5.50%, 9/1/27(5)	375	393,281

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 9/1/25(5)	550	565,125

		$3,068,236

Entertainment — 0.0%(4)

Six Flags Theme Parks, Inc.

7.00%, 7/1/25(5)	$200	$216,375

		$216,375

Food Products — 0.2%

Del Monte Foods, Inc.

11.875%, 5/15/25(5)	$750	$852,656

		$852,656

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(5)	$800	$825,676

		$825,676

Health Care — 0.0%(4)

RP Escrow Issuer, LLC

5.25%, 12/15/25(5)	$175	$183,255

		$183,255

Industrial Equipment — 0.0%(4)

Clark Equipment Company

5.875%, 6/1/25(5)	$100	$105,813

		$105,813

8	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.1%

SeaWorld Parks & Entertainment, Inc.

8.75%, 5/1/25(5)	$200	$216,875

		$216,875

Machinery — 0.1%

Vertical U.S. Newco, Inc.

5.25%, 7/15/27(5)	$350	$371,656

		$371,656

Oil and Gas — 0.2%

CITGO Petroleum Corporation

7.00%, 6/15/25(5)	$1,025	$1,024,359

		$1,024,359

Packaging & Containers — 0.0%(4)

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC

6.00%, 9/15/28(5)	$25	$25,734

		$25,734

Radio and Television — 0.5%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(5)	$500	$407,187

iHeartCommunications, Inc.

6.375%, 5/1/26	47	50,299

8.375%, 5/1/27	85	90,939

5.25%, 8/15/27(5)	150	157,379

4.75%, 1/15/28(5)	200	206,338

Univision Communications, Inc.

5.125%, 2/15/25(5)	1,500	1,514,062

		$2,426,204

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer

5.875%, 10/1/28(5)	$550	$586,781

		$586,781

Software and Services — 0.1%

Boxer Parent Co., Inc.

7.125%, 10/2/25(5)	$375	$407,583

		$407,583

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 0.4%

CenturyLink, Inc.

4.00%, 2/15/27(5)	$1,225	$1,266,491

Vmed O2 UK Financing I PLC

4.25%, 1/31/31(5)	750	768,105

		$2,034,596

Utilities — 0.2%

Calpine Corp.

5.25%, 6/1/26(5)	$700	$725,200

4.50%, 2/15/28(5)	250	260,375

		$985,575

Total Corporate Bonds & Notes (identified cost $24,421,333)		$25,555,712

Exchange-Traded Funds — 0.7%
Security	Shares	Value

SPDR Blackstone/GSO Senior Loan ETF	76,000	$3,469,400

Total Exchange-Traded Funds (identified cost $3,501,320)		$3,469,400

Preferred Stocks — 0.1%
Security	Shares	Value

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc.(2)(3)	5,114	$281,266

		$281,266

Financial Services — 0.0%(4)

DBI Investors, Inc., Series A-1(1)(2)(3)	839	$67,397

		$67,397

Nonferrous Metals / Minerals — 0.0%(4)

ACNR Holdings, Inc., 15.00% (PIK)(2)(3)	971	$45,880

		$45,880

Retailers (Except Food and Drug) — 0.0%(4)

David’s Bridal, LLC, Series A, 8.00% (PIK)(1)(2)(3)	494	$39,520

David’s Bridal, LLC, Series B, 10.00% (PIK)(1)(2)(3)	2,012	162,891

		$202,411

Total Preferred Stocks (identified cost $431,373)		$596,954

9	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Senior Floating-Rate Loans — 89.7%(6)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.4%

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing January 17, 2027(7)	$496	$496,715

Dynasty Acquisition Co., Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	972	929,908

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	1,807	1,729,118

IAP Worldwide Services, Inc.

Revolving Loan, 1.38%, (3 mo. USD LIBOR + 5.50%, Floor 1.50%), Maturing July 19, 2021(8)	133	131,228

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2021(1)	171	136,443

Spirit Aerosystems, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), Maturing January 30, 2025	250	253,281

TransDigm, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024	3,032	2,981,423

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 30, 2025	3,434	3,373,976

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025	2,249	2,113,563

		$12,145,655

Air Transport — 0.4%

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 17, 2024	$293	$301,693

Mileage Plus Holdings, LLC

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 25, 2027	525	548,005

SkyMiles IP, Ltd.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 20, 2027	1,275	1,324,566

		$2,174,264

Automotive — 3.4%

Adient US, LLC

Term Loan, 4.41%, (USD LIBOR + 4.25%), Maturing May 6, 2024(7)	$199	$199,843

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024	1,553	1,534,833

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)

Autokiniton US Holdings, Inc.

Term Loan, 6.52%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	$609	$606,328

Bright Bidco B.V.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024	1,111	647,834

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(7)	509	488,880

Clarios Global L.P.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	2,812	2,804,934

CS Intermediate Holdco 2, LLC

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing November 2, 2023	1,601	1,519,447

Dayco Products, LLC

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	748	578,356

Garrett LX III S.a.r.l.

Term Loan, 5.75%, (USD Prime + 2.50%), Maturing September 27, 2025	1,204	1,187,014

Garrett Motion, Inc.

DIP Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 15, 2021	254	255,013

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025	1,325	1,293,531

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026	460	458,988

Les Schwab Tire Centers

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing November 2, 2027	2,325	2,327,906

Tenneco, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	1,822	1,784,534

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	440	439,996

TI Group Automotive Systems, LLC

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.75%), Maturing December 16, 2024	972	974,417

		$17,101,854

Beverage and Tobacco — 0.1%

Arterra Wines Canada, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing November 24, 2027	$600	$603,937

		$603,937

10	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.6%

Advisor Group, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	$2,033	$2,023,709

Clipper Acquisitions Corp.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	849	842,384

		$2,866,093

Building and Development — 3.4%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025	$294	$303,022

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026	158	158,412

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	2,533	2,512,835

American Residential Services, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 15, 2027	350	349,781

APi Group DE, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	1,089	1,086,958

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2026	175	175,109

Brookfield Property REIT, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	733	697,935

CP Atlas Buyer, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), Maturing November 23, 2027	175	175,547

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), Maturing November 23, 2027	525	526,641

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024	772	774,406

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025	1,526	1,498,399

LSF11 Skyscraper Holdco S.a.r.l.

Term Loan, 5.74%, (3 mo. USD LIBOR + 5.50%), Maturing September 29, 2027	530	531,230

MI Windows and Doors, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing December 18, 2027	275	276,031

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)

Northstar Group Services, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing November 9, 2026	$775	$769,188

Quikrete Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027	2,143	2,135,536

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023	1,880	1,879,947

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025	836	825,104

White Cap Buyer, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), Maturing October 19, 2027	1,300	1,301,625

WireCo WorldGroup, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 30, 2023	855	820,234

		$16,797,940

Business Equipment and Services — 8.6%

Adevinta ASA

Term Loan, Maturing October 13, 2027(9)	$175	$175,328

Adtalem Global Education, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	293	290,672

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025	597	647,745

AlixPartners, LLP

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 4, 2024	565	559,922

Allied Universal Holdco, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	2,279	2,274,191

Amentum Government Services Holdings, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 1, 2027	697	695,629

AppLovin Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	3,782	3,778,191

ASGN Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025	574	574,144

Asplundh Tree Expert, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 7, 2027	723	726,287

11	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027	$470	$473,045

Bracket Intermediate Holding Corp.

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	733	725,794

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 21, 2024	1,668	1,631,291

Camelot U.S. Acquisition 1 Co.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 30, 2026	1,336	1,332,156

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 30, 2026	700	699,854

Cardtronics USA, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing June 29, 2027	398	398,895

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	3,798	3,795,117

Ceridian HCM Holding, Inc.

Term Loan, 2.60%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	2,077	2,054,251

CM Acquisition Co.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing July 26, 2023	163	150,582

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	1,493	1,497,164

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023	1,459	1,459,697

Garda World Security Corporation

Term Loan, 4.99%, (3 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	1,202	1,206,122

Greeneden U.S. Holdings II, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing December 1, 2027	500	501,797

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025	1,467	1,466,858

Illuminate Buyer, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2027	1,322	1,324,166

IRI Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 1, 2025	3,510	3,483,355

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Iron Mountain, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	$632	$628,438

Ivanti Software, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing December 1, 2027	1,575	1,575,491

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025	857	817,480

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027	249	245,331

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024	1,034	922,981

PGX Holdings, Inc.

Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, Maturing September 29, 2023	557	532,332

Rockwood Service Corporation

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing January 23, 2027	846	846,648

Sabre GLBL, Inc.

Term Loan, Maturing December 10, 2027(9)	250	250,937

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022	2,708	2,697,710

Trans Union, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 16, 2026	1,148	1,146,406

West Corporation

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024	244	235,409

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024	1,063	1,033,336

		$42,854,752

Cable and Satellite Television — 3.4%

Altice France S.A.

Term Loan, 4.24%, (3 mo. USD LIBOR + 4.00%), Maturing August 14, 2026	$490	$488,826

Charter Communications Operating, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027	2,074	2,065,717

CSC Holdings, LLC

Term Loan, 2.41%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	3,497	3,458,753

12	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC (continued)

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027	$931	$925,503

Mediacom Illinois, LLC

Term Loan, 1.85%, (1 week USD LIBOR + 1.75%), Maturing February 15, 2024	105	105,167

Numericable Group S.A.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	2,328	2,285,287

UPC Broadband Holding B.V.

Term Loan, 2.41%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028	625	619,726

Term Loan, 3.67%, (2 mo. USD LIBOR + 3.50%), Maturing January 31, 2029	1,200	1,202,700

Term Loan, 3.67%, (2 mo. USD LIBOR + 3.50%), Maturing January 31, 2029	1,200	1,202,700

Virgin Media Bristol, LLC

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028	3,725	3,695,066

Term Loan, Maturing January 31, 2029(9)	750	750,234

		$16,799,679

Chemicals and Plastics — 3.9%

Aruba Investments, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing November 24, 2027	$425	$425,000

Axalta Coating Systems US Holdings, Inc.

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	1,972	1,960,321

Charter NEX US, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing December 1, 2027	275	276,747

Element Solutions, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 31, 2026	564	559,092

Ferro Corporation

Term Loan, 2.50%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	241	239,115

Term Loan, 2.50%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	246	244,313

Term Loan, 2.50%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	289	287,156

Flint Group GmbH

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023	240	226,514

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

Flint Group US, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023	$1,453	$1,370,223

Gemini HDPE, LLC

Term Loan, Maturing December 10, 2027(9)	450	448,313

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026	162	162,204

Messer Industries GmbH

Term Loan, 2.75%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	1,477	1,468,440

Minerals Technologies, Inc.

Term Loan, 3.00%, (USD LIBOR + 2.25%, Floor 0.75%), Maturing February 14, 2024(7)	825	825,157

Momentive Performance Materials, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024	2,832	2,800,900

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025	997	937,004

PQ Corporation

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing February 7, 2027	1,005	1,006,063

Rohm Holding GmbH

Term Loan, 5.32%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	272	264,756

Starfruit Finco B.V.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	851	843,301

Trinseo Materials Operating S.C.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing September 6, 2024	1,328	1,321,459

Univar, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024	3,449	3,441,593

Venator Materials Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	266	262,737

		$19,370,408

Conglomerates — 0.0%(4)

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024	$135	$134,726

		$134,726

13	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products — 1.2%

Berry Global, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026	$763	$760,990

BWAY Holding Company

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	1,360	1,318,903

Flex Acquisition Company, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing December 29, 2023(7)	1,941	1,935,438

Libbey Glass, Inc.

Term Loan, 9.00%, (6 mo. USD LIBOR + 8.00%, Floor 1.00%), Maturing November 12, 2025	1,002	961,765

Reynolds Group Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	342	340,738

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2026	900	895,781

		$6,213,615

Cosmetics / Toiletries — 0.2%

Kronos Acquisition Holdings, Inc.

Term Loan, Maturing December 17, 2026(9)	$750	$751,875

		$751,875

Drugs — 3.7%

Akorn, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing October 1, 2025	$687	$690,546

Albany Molecular Research, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 30, 2024	150	151,219

Alkermes, Inc.

Term Loan, 2.41%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023	185	184,751

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	2,109	2,060,374

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023	491	475,845

Bausch Health Companies, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	2,847	2,839,357

Cambrex Corporation

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing December 4, 2026	175	176,313

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026	$663	$664,845

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024	2,837	2,802,517

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.10%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027	3,032	3,004,877

Horizon Therapeutics USA, Inc.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing May 22, 2026	668	666,428

Mallinckrodt International Finance S.A.

Term Loan, 5.50%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), Maturing September 24, 2024	4,394	4,152,599

Term Loan, 5.75%, (6 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing February 24, 2025	415	391,763

		$18,261,434

Ecological Services and Equipment — 0.6%

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025	$1,420	$1,403,947

GFL Environmental, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), Maturing May 30, 2025	1,266	1,269,432

TruGreen Limited Partnership

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing November 2, 2027	350	352,187

US Ecology Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026	198	198,248

		$3,223,814

Electronics / Electrical — 18.3%

Allegro Microsystems, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing September 30, 2027	$27	$26,889

Applied Systems, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing September 19, 2024	2,650	2,653,243

Aptean, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026	591	583,231

AQA Acquisition Holding, Inc.

Term Loan, Maturing November 19, 2027(9)	525	524,344

14	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027	$596	$601,455

Banff Merger Sub, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	4,551	4,541,980

Buzz Merger Sub, Ltd.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), Maturing January 29, 2027	125	124,843

Cambium Learning Group, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2025	524	522,137

Castle US Holding Corporation

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027	728	715,587

Celestica, Inc.

Term Loan, 2.27%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025	253	248,431

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	210	208,688

Cloudera, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing December 17, 2027	375	375,938

Cohu, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	1,124	1,112,404

CommScope, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	4,335	4,315,847

Cornerstone OnDemand, Inc.

Term Loan, 4.39%, (1 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	1,185	1,194,046

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024	891	879,431

Delta TopCo, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing December 1, 2027	875	876,641

E2open, LLC

Term Loan, Maturing October 29, 2027(9)	525	524,672

ECI Macola/Max Holdings, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing November 9, 2027	700	699,125

Electro Rent Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing January 31, 2024	1,892	1,906,061

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Energizer Holdings, Inc.

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), Maturing December 22, 2027	$656	$657,334

Epicor Software Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 30, 2027	5,278	5,315,491

EXC Holdings III Corp.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 2, 2024	340	336,105

Finastra USA, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024	4,151	4,075,689

Fiserv Investment Solutions, Inc.

Term Loan, 4.97%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027	398	401,897

GlobalLogic Holdings, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing September 14, 2027	499	499,373

Go Daddy Operating Company, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	1,008	1,006,840

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 10, 2027	721	726,034

Hyland Software, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing July 1, 2024	4,537	4,550,790

Imperva, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing January 12, 2026	374	374,986

Imprivata, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing December 1, 2027	700	701,167

Informatica, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027	4,392	4,369,853

LogMeIn, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing August 31, 2027	900	898,313

MA FinanceCo., LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	339	335,104

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025	1,366	1,380,640

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	780	764,588

15	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Marcel LUX IV S.a.r.l.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026	$1,675	$1,644,150

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing December 31, 2027	275	276,031

Milano Acquisition Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 1, 2027	1,825	1,829,562

Mirion Technologies, Inc.

Term Loan, 4.26%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026	1,207	1,207,922

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023	319	320,159

NCR Corporation

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	1,185	1,170,188

Recorded Books, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025	188	188,067

Redstone Buyer, LLC

Term Loan, 6.00%, (2 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 1, 2027	1,525	1,534,531

Seattle Spinco, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	2,290	2,263,043

SkillSoft Corporation

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing December 27, 2024	346	354,274

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 27, 2025	1,142	1,144,821

SolarWinds Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	4,413	4,233,837

Solera, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	3,873	3,850,548

Sophia L.P.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing October 7, 2027	250	250,781

STG-Fairway Holdings, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2027	995	981,941

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	896	893,242

Symplr Software, Inc.

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), Maturing December 22, 2027	475	470,844

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Syncsort Incorporated

Term Loan, 6.48%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	$1,064	$1,064,498

Tech Data Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2025	798	804,983

Tibco Software, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	3,403	3,366,777

TTM Technologies, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	428	427,495

Uber Technologies, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	2,601	2,617,914

Ultimate Software Group, Inc. (The)

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	1,333	1,334,458

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 4, 2026	2,768	2,787,785

Ultra Clean Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	585	582,348

Valkyr Purchaser, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 29, 2027	450	445,500

Verifone Systems, Inc.

Term Loan, 4.22%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,705	1,654,199

Veritas US, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing September 1, 2025	1,621	1,619,587

VS Buyer, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	2,829	2,820,374

Vungle, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	494	495,910

		$91,664,966

Equipment Leasing — 0.5%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing January 15, 2025	$1,493	$1,482,103

Term Loan, Maturing December 1, 2027(9)	1,125	1,127,109

		$2,609,212

16	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 1.5%

Aretec Group, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	$1,817	$1,783,690

Claros Mortgage Trust, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing August 9, 2026	418	421,328

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(10)	1,666	529,006

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025	195	194,986

FinCo I, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	581	581,641

GreenSky Holdings, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025	373	369,394

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	997	981,860

LPL Holdings, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026	1,484	1,484,378

Victory Capital Holdings, Inc.

Term Loan, 2.73%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026	836	834,376

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024	293	293,113

		$7,473,772

Food Products — 2.8%

Alphabet Holding Company, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$1,949	$1,935,368

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024	244	245,137

B&G Foods, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026	290	290,400

Froneri International, Ltd.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 31, 2027	1,517	1,505,236

H Food Holdings, LLC

Term Loan, 3.83%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	561	552,816

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	368	363,333

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)

HLF Financing S.a.r.l.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025	$1,601	$1,603,879

Jacobs Douwe Egberts International B.V.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025	2,844	2,839,736

JBS USA LUX S.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 1, 2026	4,168	4,138,020

Shearer’s Foods, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing September 23, 2027	249	249,239

		$13,723,164

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026	$1,203	$1,185,616

IRB Holding Corp.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 15, 2027	2,025	2,027,784

		$3,213,400

Food / Drug Retailers — 0.1%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.40%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024	$353	$355,126

		$355,126

Forest Products — 0.0%(4)

Clearwater Paper Corporation

Term Loan, 3.25%, (USD LIBOR + 3.00%), Maturing July 26, 2026(7)	$108	$108,516

		$108,516

Health Care — 7.1%

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023	$537	$487,332

athenahealth, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	1,971	1,974,504

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024	539	540,205

17	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Avantor Funding, Inc. (continued)

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing November 8, 2027	$1,250	$1,253,125

BioClinica Holding I L.P.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing October 20, 2023	1,198	1,189,781

BW NHHC Holdco, Inc.

Term Loan, 5.22%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	756	666,839

Cano Health, LLC

Term Loan, 0.50%, Maturing November 19, 2027(8)	207	206,457

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), Maturing November 19, 2027	568	566,282

CeramTec AcquiCo GmbH

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025	812	783,360

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024(7)	551	549,502

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024	364	364,659

Ensemble RCM, LLC

Term Loan, 3.96%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	395	395,049

Envision Healthcare Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	3,570	2,996,894

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025	1,755	1,751,886

Greatbatch, Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022	1,710	1,712,561

Hanger, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	1,217	1,217,863

IQVIA, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024	553	550,873

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025	878	874,260

Medical Solutions, LLC

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024	791	787,281

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023	2,731	2,724,188

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

National Mentor Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	$489	$489,586

Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	22	22,384

Term Loan, Maturing March 9, 2026(9)	5	4,773

Term Loan, Maturing March 9, 2026(9)	126	126,475

Navicure, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 22, 2026	324	324,390

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022	885	857,211

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,861	1,838,579

Phoenix Guarantor, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026	958	954,506

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing March 5, 2026	350	350,328

PointClickCare Technologies, Inc.

Term Loan, Maturing December 29, 2027(9)	375	375,000

RadNet, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023	1,805	1,804,615

Select Medical Corporation

Term Loan, 2.53%, (6 mo. USD LIBOR + 2.25%), Maturing March 6, 2025	1,469	1,461,079

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024	2,154	1,941,732

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024	1,813	1,778,730

US Radiology Specialists, Inc.

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), Maturing December 10, 2027	475	473,813

Verscend Holding Corp.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	1,268	1,270,197

		$35,666,299

Home Furnishings — 0.8%

Mattress Firm, Inc.

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 26, 2027	$500	$505,000

18	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Home Furnishings (continued)

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	$886	$893,161

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	2,928	2,646,231

		$4,044,392

Industrial Equipment — 4.1%

AI Alpine AT Bidco GmbH

Term Loan, 3.23%, (6 mo. USD LIBOR + 3.00%), Maturing October 31, 2025	$196	$187,425

Alliance Laundry Systems, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 8, 2027	1,200	1,201,625

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024	973	964,408

CFS Brands, LLC

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025	682	634,897

Clark Equipment Company

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing May 18, 2024	790	784,786

CPM Holdings, Inc.

Term Loan, 3.91%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025	858	835,393

Delachaux Group S.A.

Term Loan, 4.74%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026	371	363,825

DexKo Global, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024	603	598,786

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing December 16, 2027	375	374,062

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024	1,334	1,331,249

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 19, 2024	245	246,378

EWT Holdings III Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing December 20, 2024	3,502	3,497,460

Filtration Group Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	558	553,750

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing March 29, 2025	224	225,185

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

Gardner Denver, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	$1,141	$1,126,868

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2027	896	896,806

Ingersoll-Rand Services Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	968	956,110

LTI Holdings, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025	1,395	1,359,257

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026	148	145,965

Robertshaw US Holding Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 28, 2025	1,702	1,599,762

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024	186	186,037

Titan Acquisition Limited

Term Loan, 3.27%, (6 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	2,188	2,141,075

		$20,211,109

Insurance — 3.8%

Alliant Holdings Intermediate, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	$369	$363,863

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	969	953,529

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing October 8, 2027	598	599,534

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024	3,000	3,003,442

AssuredPartners Capital, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 12, 2027	372	373,583

AssuredPartners, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027	149	146,582

Asurion, LLC

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	1,325	1,320,799

Term Loan, Maturing December 23, 2026(9)	3,000	2,975,625

Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	1,785	1,800,466

19	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)

Hub International Limited

Term Loan, 2.96%, (3 mo. USD LIBOR + 2.75%), Maturing April 25, 2025	$2,181	$2,145,265

NFP Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027	1,871	1,834,237

Ryan Specialty Group, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing September 1, 2027	648	648,375

USI, Inc.

Term Loan, 3.25%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	2,034	2,008,648

Term Loan, 4.25%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026	1,015	1,015,257

		$19,189,205

Leisure Goods / Activities / Movies — 3.2%

Bombardier Recreational Products, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027	$1,069	$1,058,965

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027	499	509,920

ClubCorp Holdings, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	1,778	1,668,442

Crown Finance US, Inc.

Term Loan, Maturing May 23, 2024(9)	344	411,969

Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing February 28, 2025(7)	1,709	1,167,376

Term Loan, 3.02%, (USD LIBOR + 2.75%), Maturing September 30, 2026(7)	1,089	732,878

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024	1,684	1,671,397

Match Group, Inc.

Term Loan, 1.96%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027	525	521,063

Playtika Holding Corp.

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing December 10, 2024	2,809	2,831,683

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024	884	861,443

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(7)	627	627,863

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025	$216	$209,733

Travel Leaders Group, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	2,745	2,435,953

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026	1,462	1,461,287

		$16,169,972

Lodging and Casinos — 1.1%

Golden Nugget, Inc.

Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023	$2,083	$2,018,679

GVC Holdings (Gibraltar) Limited

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing March 29, 2024	802	804,653

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024	1,083	1,005,867

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	1,682	1,689,775

		$5,518,974

Nonferrous Metals / Minerals — 0.1%

American Consolidated Natural Resources, Inc.

Term Loan, 14.00%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), Maturing September 16, 2025	$397	$383,534

Oxbow Carbon, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing October 13, 2025	247	247,492

		$631,026

Oil and Gas — 2.4%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022	$530	$424,228

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	93	91,727

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 28, 2027	171	173,184

20	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)

Blackstone CQP Holdco L.P.

Term Loan, 3.74%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	$1,877	$1,872,950

Centurion Pipeline Company, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing September 28, 2025	150	149,625

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	221	220,500

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	197	183,457

CITGO Petroleum Corporation

Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), Maturing March 28, 2024	2,803	2,792,256

Delek US Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	1,975	1,908,741

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	422	418,122

Fieldwood Energy, LLC

DIP Loan, 3.68%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), Maturing August 4, 2021(8)	112	112,107

Term Loan, 0.00%, Maturing April 11, 2022(10)	761	176,874

Lealand Finance Company B.V.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), 1.15% cash, 3.00% PIK, Maturing June 30, 2025	235	160,790

McDermott Technology Americas, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	18	14,756

Prairie ECI Acquiror L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	1,275	1,246,666

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024	1,285	1,249,906

RDV Resources Properties, LLC

Term Loan, 15.50%, (1 mo. USD LIBOR + 14.50%, Floor 1.00%), Maturing March 29, 2024(1)	178	118,058

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	49	44,075

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	51	37,508

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	59	20,635

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)

UGI Energy Services, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	$763	$766,238

		$12,182,403

Publishing — 1.0%

Alchemy Copyrights, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing August 16, 2027	$798	$803,985

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	841	839,500

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 12, 2024	224	225,466

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	1,311	1,296,406

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(10)	462	66,233

Nielsen Finance, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025	597	602,970

ProQuest, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	937	938,547

		$4,773,107

Radio and Television — 3.1%

Cumulus Media New Holdings, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 31, 2026	$358	$352,640

Diamond Sports Group, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	1,626	1,455,182

Entercom Media Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	1,402	1,370,335

Hubbard Radio, LLC

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing March 28, 2025	485	472,851

iHeartCommunications, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	1,015	999,952

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 1, 2026	249	248,232

21	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)

Nexstar Broadcasting, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	$1,148	$1,139,600

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	3,039	3,024,650

Sinclair Television Group, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	1,817	1,801,606

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	1,486	1,474,137

Terrier Media Buyer, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	1,312	1,313,754

Townsquare Media, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 1, 2022	991	989,709

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	150	148,816

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 15, 2026	541	541,713

		$15,333,177

Retailers (Except Food and Drug) — 1.7%

Ascena Retail Group, Inc.

Term Loan, 0.00%, Maturing August 21, 2022(10)	$854	$172,942

Bass Pro Group, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing September 25, 2024	1,219	1,224,378

BJ’s Wholesale Club, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 3, 2024	1,197	1,197,753

CNT Holdings I Corp.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing November 8, 2027	425	425,721

David’s Bridal, Inc.

Term Loan, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 6.00% cash, 6.00% PIK, Maturing June 23, 2023	224	211,341

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	263	221,899

Harbor Freight Tools USA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing October 19, 2027	875	875,926

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	653	650,597

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

PetSmart, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 11, 2022	$2,000	$2,000,000

Phillips Feed Service, Inc.

Term Loan, 8.00%, (2 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing November 13, 2024(1)	53	42,607

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(1)(10)	146	58,346

WASH MultiFamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	152	150,980

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	904	898,708

		$8,131,198

Steel — 0.5%

Neenah Foundry Company

Term Loan, 10.00%, (USD LIBOR + 9.00%), Maturing December 13, 2022(7)	$455	$398,006

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	651	644,901

Zekelman Industries, Inc.

Term Loan, 2.14%, (1 mo. USD LIBOR + 2.00%), Maturing January 24, 2027	1,211	1,203,844

		$2,246,751

Surface Transport — 0.6%

Kenan Advantage Group, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	$2,141	$2,109,072

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	394	388,356

XPO Logistics, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	450	448,406

		$2,945,834

Telecommunications — 3.9%

CCI Buyer, Inc.

Term Loan, Maturing December 10, 2027(9)	$375	$375,996

CenturyLink, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	3,138	3,106,252

22	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

Ciena Corporation

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing September 26, 2025	$884	$883,765

Digicel International Finance Limited

Term Loan, 3.51%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	1,400	1,284,298

Global Eagle Entertainment, Inc.

DIP Loan, 11.25%, (1 mo. USD LIBOR + 10.00%, Floor 1.25%), Maturing January 22, 2021	120	118,130

Term Loan, 0.00%, Maturing January 6, 2023(10)	804	610,478

Intelsat Jackson Holdings S.A.

DIP Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing July 13, 2022(7)	533	545,936

Term Loan, 8.00%, (USD Prime + 4.75%), Maturing November 27, 2023	500	506,771

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024	1,300	1,324,700

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021(1)	596	439,691

Level 3 Financing, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	3,323	3,277,587

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024	1,292	1,265,814

Plantronics, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	989	970,083

Syniverse Holdings, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 9, 2023	729	663,959

Zayo Group Holdings, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027	733	729,172

Ziggo Financing Partnership

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028	3,525	3,500,766

		$19,603,398

Utilities — 0.6%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025	$1,016	$1,015,774

Calpine Corporation

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026	714	710,108

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)

Longview Power, LLC

Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), Maturing July 30, 2025(1)	$143	$114,698

Vistra Operations Company, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2025	1,002	1,000,811

		$2,841,391

Total Senior Floating-Rate Loans (identified cost $454,415,555)		$447,936,438

Warrants — 0.0%(4)
Security	Shares	Value

Health Care — 0.0%(4)

THAIHOT Investment Company US Limited, Exp. 10/13/27(1)(2)(3)	16	$4,556

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(1)(2)(3)	898	0

		$4,556

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(1)(2)(3)	3,427	$0

		$0

Total Warrants (identified cost $0)		$4,556

Miscellaneous — 0.0%(4)
Security	Shares	Value

Oil and Gas — 0.0%(4)

Paragon Offshore Finance Company, Class A(2)(3)	1,168	$350

Paragon Offshore Finance Company, Class B(2)(3)	584	7,154

Total Miscellaneous (identified cost $12,702)		$7,504

23	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 4.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(11)	21,593,096	$21,593,096

Total Short-Term Investments (identified cost $21,593,096)		$21,593,096

Total Investments — 101.0% (identified cost $510,652,464)		$504,633,064

Less Unfunded Loan Commitments — (0.1)%		$(427,496)

Net Investments — 100.9% (identified cost $510,224,968)		$504,205,568

Other Assets, Less Liabilities — (0.9)%		$(4,664,890)

Net Assets — 100.0%		$499,540,678

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(4)	Amount is less than 0.05%.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $25,414,474 or 5.1% of the Fund’s net assets.

(6)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(7)

The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(8)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At December 31, 2020, the total value of unfunded loan commitments is $425,459. See Note 1F for description.

(9)	This Senior Loan will settle after December 31, 2020, at which time the interest rate will be determined.

(10)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

24	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $488,631,872)	$482,612,472

Affiliated investment, at value (identified cost, $21,593,096)	21,593,096

Cash	4,625,699

Interest receivable	1,287,640

Dividends receivable from affiliated investment	1,861

Receivable for investments sold	370,089

Receivable for Fund shares sold	109,896

Prepaid upfront fees on notes payable	17,741

Prepaid expenses	13,140

Total assets	$510,631,634

Liabilities

Payable for investments purchased	$10,249,499

Payable for Fund shares redeemed	93,142

Distributions payable	5,170

Payable to affiliates:

Investment adviser fee	242,999

Distribution fees	104,786

Trustees’ fees	8,040

Payable for shareholder servicing fees	134,008

Accrued expenses	253,312

Total liabilities	$11,090,956

Net Assets	$499,540,678

Sources of Net Assets

Paid-in capital	$528,734,625

Accumulated loss	(29,193,947)

Total	$499,540,678

Initial Class Shares

Net Assets	$495,425,936

Shares Outstanding	54,879,149

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.03

ADV Class Shares

Net Assets	$4,113,740

Shares Outstanding	455,246

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.04

Institutional Class Shares

Net Assets	$1,002

Shares Outstanding	111

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.03

25	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Interest and other income	$23,920,155

Dividends	218,079

Dividends from affiliated investment	143,372

Total investment income	$24,281,606

Expenses

Investment adviser fee	$3,089,163

Distribution fees

Initial Class	1,330,577

Shareholder servicing fees

Initial Class	1,321,533

ADV Class	12,433

Trustees’ fees and expenses	15,732

Custodian fee	180,127

Transfer and dividend disbursing agent fees	12,003

Legal and accounting services	143,129

Printing and postage	18,541

Interest expense and fees	253,066

Miscellaneous	39,621

Total expenses	$6,415,925

Net investment income	$17,865,681

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(19,041,896)

Investment transactions — affiliated investment	3,197

Net realized loss	$(19,038,699)

Change in unrealized appreciation (depreciation) —

Investments	$4,946,631

Investments — affiliated investment	(721)

Net change in unrealized appreciation (depreciation)	$4,945,910

Net realized and unrealized loss	$(14,092,789)

Net increase in net assets from operations	$3,772,892

26	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$17,865,681	$29,218,500

Net realized loss	(19,038,699)	(6,130,577)

Net change in unrealized appreciation (depreciation)	4,945,910	24,545,545

Net increase in net assets from operations	$3,772,892	$47,633,468

Distributions to shareholders —

Initial Class	$(17,686,717)	$(28,983,642)

ADV Class	(180,207)	(253,949)

Institutional Class	(38)	(49)

Total distributions to shareholders	$(17,866,962)	$(29,237,640)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Initial Class	$147,658,882	$124,140,140

ADV Class	1,520,676	2,604,643

Net asset value of shares issued to shareholders in payment of distributions declared

Initial Class	17,681,301	28,983,642

ADV Class	180,125	253,949

Cost of shares redeemed

Initial Class	(297,255,047)	(242,706,048)

ADV Class	(3,765,820)	(868,731)

Net decrease in net assets from Fund share transactions	$(133,979,883)	$(87,592,405)

Net decrease in net assets	$(148,073,953)	$(69,196,577)

Net Assets

At beginning of year	$647,614,631	$716,811,208

At end of year	$499,540,678	$647,614,631

27	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Financial Highlights

	Initial Class

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.150	$8.920	$9.270	$9.260	$8.800

Income (Loss) From Operations

Net investment income(1)	$0.291	$0.393	$0.352	$0.303	$0.314

Net realized and unrealized gain (loss)	(0.122)	0.230	(0.352)	0.012	0.460

Total income from operations	$0.169	$0.623	$—	$0.315	$0.774

Less Distributions

From net investment income	$(0.289)	$(0.393)	$(0.350)	$(0.305)	$(0.314)

Total distributions	$(0.289)	$(0.393)	$(0.350)	$(0.305)	$(0.314)

Net asset value — End of year	$9.030	$9.150	$8.920	$9.270	$9.260

Total Return(2)(3)	2.00%	7.08%	(0.07)%	3.44%	8.95%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$495,426	$641,189	$712,486	$642,315	$626,950

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.20%	1.19%	1.17%	1.17%	1.18%

Net investment income	3.33%	4.31%	3.79%	3.26%	3.48%

Portfolio Turnover	33%	29%	30%	41%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

28	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Financial Highlights — continued

	ADV Class

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.160	$8.920	$9.280	$9.270	$8.810

Income (Loss) From Operations

Net investment income(1)	$0.316	$0.414	$0.374	$0.328	$0.337

Net realized and unrealized gain (loss)	(0.125)	0.242	(0.360)	0.010	0.460

Total income from operations	$0.191	$0.656	$0.014	$0.338	$0.797

Less Distributions

From net investment income	$(0.311)	$(0.416)	$(0.374)	$(0.328)	$(0.337)

Total distributions	$(0.311)	$(0.416)	$(0.374)	$(0.328)	$(0.337)

Net asset value — End of year	$9.040	$9.160	$8.920	$9.280	$9.270

Total Return(2)(3)	2.26%	7.47%	0.07%	3.70%	9.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,114	$6,424	$4,324	$4,031	$2,532

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.95%	0.94%	0.92%	0.92%	0.94%

Net investment income	3.60%	4.53%	4.03%	3.53%	3.73%

Portfolio Turnover	33%	29%	30%	41%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

29	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Financial Highlights — continued

	Institutional Class

	Year Ended December 31,				Period Ended December 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$9.150	$8.920	$9.270	$9.270	$9.010

Income (Loss) From Operations

Net investment income(2)	$0.343	$0.441	$0.396	$0.342	$0.240

Net realized and unrealized gain (loss)	(0.119)	0.230	(0.341)	0.002	0.266

Total income from operations	$0.224	$0.671	$0.055	$0.344	$0.506

Less Distributions

From net investment income	$(0.344)	$(0.441)	$(0.405)	$(0.344)	$(0.246)

Total distributions	$(0.344)	$(0.441)	$(0.405)	$(0.344)	$(0.246)

Net asset value — End of period	$9.030	$9.150	$8.920	$9.270	$9.270

Total Return(3)(4)	2.64%	7.65%	0.52%	3.77%	5.68	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1	$1	$1	$1	$1

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.67%	0.67%	0.68%	0.68%	0.69	%(6)

Net investment income	3.92%	4.83%	4.27%	3.69%	3.95	%(6)

Portfolio Turnover	33%	29%	30%	41%	44	%(7)

(1)	For the period from commencement of operations on May 2, 2016 to December 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the year ended December 31, 2016.

30	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund offers Initial Class, ADV Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information

31

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Notes to Financial Statements — continued

obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At December 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account or qualified pension or retirement plan, to receive some or all of the distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$17,866,962	$29,237,640

During the year ended December 31, 2020, accumulated loss was decreased by $147 and paid-in capital was decreased by $147 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

32

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,897,636

Deferred capital losses	$(26,855,587)

Net unrealized depreciation	$(6,230,826)

Distributions payable	$(5,170)

At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $26,855,587 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $4,034,836 are short-term and $22,820,751 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$510,436,394

Gross unrealized appreciation	$5,498,792

Gross unrealized depreciation	(11,729,618)

Net unrealized depreciation	$(6,230,826)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2020, the investment adviser fee amounted to $3,089,163 or 0.575% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $1,330,577. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2020, shareholder servicing fees were equivalent to 0.25% per annum of each class’ average daily net assets and amounted to $1,321,533 and $12,433 for Initial Class and ADV Class, respectively.

33

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $169,308,988 and $287,330,523, respectively, for the year ended December 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Initial Class	2020	2019

Sales	17,040,036	13,587,661

Issued to shareholders electing to receive payments of distributions in Fund shares	2,023,238	3,176,208

Redemptions	(34,266,422)	(26,586,657)

Net decrease	(15,203,148)	(9,822,788)

	Year Ended December 31,
ADV Class	2020	2019

Sales	173,796	284,516

Issued to shareholders electing to receive payments of distributions in Fund shares	20,593	27,812

Redemptions	(440,709)	(95,264)

Net increase (decrease)	(246,320)	217,064

There were no transactions in Institutional Class shares for the years ended December 31, 2020 and December 31, 2019.

At December 31, 2020, separate accounts of 5 insurance companies each owned more than 10% of the value of the outstanding shares of the Fund aggregating 77.5%.

8  Credit Facility

The Fund participates with other portfolios managed by EVM and its affiliates in a $750 million ($875 million prior to March 9, 2020) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 8, 2021. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds rate plus a margin and (c) the one month LIBOR rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated between the Fund and the other participating portfolios at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $95,000 of amortization of upfront fees paid by the Fund in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at December 31, 2020 is $17,741 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Fund and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. Average borrowings and the average annual interest rate (excluding fees) for the year ended December 31, 2020 were $1,994,536 and 3.44%, respectively.

34

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $21,593,096, which represents 4.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$36,378,249	$264,848,589	$(279,636,218)	$3,197	$(721)	$21,593,096	$143,372	21,593,096

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks	$803,723	$2,961,212	$1,704,469	$5,469,404

Corporate Bonds & Notes	—	25,555,712	—	25,555,712

Exchange-Traded Funds	3,469,400	—	—	3,469,400

Preferred Stocks	—	327,146	269,808	596,954

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	446,599,099	909,843	447,508,942

Warrants	—	—	4,556	4,556

Miscellaneous	—	7,504	—	7,504

Short-Term Investments	—	21,593,096	—	21,593,096

Total Investments	$4,273,123	$497,043,769	$2,888,676	$504,205,568

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

11  Risks and Uncertainties

Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

35

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

36

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of December 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance VT Floating-Rate Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance VT Floating-Rate Income Fund	Eaton Vance Management	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

38

Eaton Vance

VT Floating-Rate Income Fund

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Board of Trustees’ Contract Approval — continued

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

39

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

40

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

41

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

42

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

44

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1939    12.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance VT Floating-Rate Income Fund (the “Fund”) is a series of Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 1 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2019 and December 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$77,138	$76,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,423	$13,713
All Other Fees(3)	$0	$0

Total	$91,561	$90,163

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

	12/31/19	12/31/20
Audit Fees	$77,138	$76,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,423	$13,713
All Other Fees(3)	$0	$0

Total	$91,561	$90,163

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/19	12/31/20
Registrant(1)	$14,423	$13,713
Eaton Vance(2)	$59,903	$150,300

(1)	Includes all of the Series in the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of

Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	February 24, 2021